Exhibit 99(a)

 TrustCo Bank Corp NY2024 annual meeting of shareholders  Robert J. McCormick  Chairman, President, and CEO

Company Profile

Branch and Lending Areas

139 Branch Locations


New York - 18 Counties, 84 Branches
Vermont - 1 County, 1 Branch
Massachusetts - 1 County, 1 Branch
Florida - 23 Counties, 51 Branches
New Jersey -
6 Counties, 2 Branches

Q1 2024 Financial Highlights

Assets: $6.2bn

Gross Loans: $5.01bn

Deposits: $5.4bn

Florida deposits and loans: $1bn

Company Overview

Headquarters	Glenville, NY
Founded	1902
Ticker	NASDAQ: TRST
Market Cap[1]	524m
Branches[2]	139
Employees	808
Institutional Ownership	68.71%

Leadership:

Chairman, President, and CEO	Robert J. McCormick

Lines of Business

Consumer Banking		Commercial Banking	Other Services
▪ Retail Banking with 139 branch locations ▪ Access to over 55,000 ATMs worldwide[4] ▪ Online and Mobile Banking	• Home Lending • Personal Lending • Treasury Services • Consumer loans	• Commercial Lending • Business Banking • Small Business Administration Lending	• Wealth Management • Advisory Services • Fiduciary Services • Retirement Services

Note: Data as of 12/31/2023 unless noted:
1. Market Cap as of 5/1/2024
2. Branches as of 5/1/2024
3. Trustco Bank is a member of the Allpoint and Publix Super Market ATM networks

TrustCo Bank Corp NY Annual Meeting 2024

2

 Longevity of our Branches  Mont Pleasant, NY  Brandywine, NY  Upper Union, NY  Mayfair, NY  Troy, NY  122 Years Strong  Main Office: 1902

 4  Q1 2024 Performance Highlights     2.44%  Net Interest Margin   (YTD)     5.2%   Loan Growth   (since Q1 2023)     0.37%  NPLs to Total Loans      $34.12  Book Value  Quarterly loan growth of $130.6 million, or 2.7%, year over year loan growth of $249.4 million, or 5.2%. Loan portfolio continues to reach new highs, quarter after quarter.   Continued strong asset quality. TRST had seven consecutive quarters of net recoveries from 2022-2023, and again in Q1 2024.  Capital continues to grow. Consolidated equity to assets increased to 10.51%, an increase of 3.3% since March 31, 2023.   Book value was $34.12, up $1.81 since Q1 2023.   Net income of $12.1 million, up from $9.8 million in Q4 2023.   ROAA and ROAE improvement from Q4 2023: 0.80% up from 0.64%, and 7.54% up from 6.21%, respectively.   First Quarter 2024:   TrustCo Bank Corp NY Annual Meeting 2024

 Consistent, Organic, Loan Growth  5  5.5% annualized growth since 2010, and an 5.2% increase since the first quarter of 2023  TrustCo Bank Corp NY Annual Meeting 2024

 Consistently Strong Credit Quality Compared to Peers  Source: S&P Capital IQ  6  Net Charge-Offs (Recoveries) / Average Loans  TrustCo booked another quarter of net recoveries in the first quarter of 2024.  This follows a trend of seven consecutive quarters of net recoveries from 2022 – 2023.  1 See slide 10 for a list of the companies that comprise TrustCo’s peer group.  TrustCo Bank Corp NY Annual Meeting 2024

 As of December 31, 2023  TrustCo Bank Corp NY   7  Strong Capital Levels Compared to Peers  Common Equity Tier 1 Ratio:  TRST consistently outranks its peer group in strength of Capital  (%)  TrustCo Bank Corp NY Annual Meeting 2024

 TrustCo Bank Corp NY Annual Meeting 2024  8  Increases shown are a percent change from prior amount.   Source: Blooomberg  Reliable Dividends Paid to our Shareholders Since 1904  $755 million paid in dividends to shareholders since 2000   TRST’s dividend yield ranks in the top 90th percentile of its peer group, and the 78th percentile of all   U.S. public companies

 TrustCo in the Community  TrustCo Bank Corp NY Annual Meeting 2024  9  The Schenectady Foundation’s 60th Anniversary   Honoring Trustco Bank’s Home Town Heroes  Regional Food Bank of NENY  FHA Loan Closing  Joseph’s House and Shelter (Troy, NY)  Habitat for Humanity

 Questions?  10  Thank you for Attending

Peer Group

Institution	Ticker	City	State
Arrow Financial Corp.	AROW	Glens Falls	NY
BCB Bancorp Inc.	BCBP	Bayonne	NJ
Capital City Bank Group Inc.	CCBG	Tallahassee	FL
CNB Financial	CCNE	Clearfield	PA
ConnectOne Bancorp Inc.	CNOB	Englewood Cliffs	NJ
Financial Institutions Inc.	FISI	Warsaw	NY
First Commonwealth Financial	FCF	Indiana	PA
Flushing Financial Corp.	FFIC	Uniondale	NY
HarborOne Bancorp Inc	HONE	Brockton	MA
Kearny Financial Corp.	KRNY	Fairfield	NJ
Lakeland Bancorp	LBAI	Oak Ridge	NJ
Mid Penn Bancrop	MPB	Millersburg	PA
NBT Bancorp Inc.	NBTB	Norwich	NY
Northfield Bncp (Staten Island	NFBK	Woodbridge	NJ
S&T Bancorp	STBA	Indiana	PA
Seacoast Banking Corp. of FL	SBCF	Stuart	FL
The First Long Island Corp.	FLIC	Glen Head	NY
Tompkins Financial Corporation	TMP	Ithaca	NY
Univest Financial Corp.	UVSP	Souderton	PA

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Appendix A     Forward-Looking Statements     All statements in this presentation that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future development, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, [including our expectations regarding the effects of the economic environment on our financial results, our ability to retain customers and the amount of customers’ business, including deposit balances, with us, the impact of the Federal Reserve’s actions regarding interest rates,] the growth of loans and deposits throughout our branch network, [and] our dividend and capital growth[, and our ability to capitalize on economic changes in the areas in which we operate]. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by volatility in financial markets and macroeconomic or geopolitical concerns related to inflation, continued elevated interest rates and ongoing armed conflicts (including the Russia/Ukraine conflict and the conflict in Israel and surrounding areas). TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement: future changes in interest rates; ongoing inflationary pressures and continued elevated prices; exposure to credit risk in our lending activities; our increasing commercial loan portfolio; the sufficiency of our allowance for credit losses on loans to cover actual loan losses; our ability to meet the cash flow requirements of our depositors or borrowers or meet our operating cash needs to fund corporate expansion and other activities; claims and litigation pertaining to fiduciary responsibility and lender liability; our dependency upon the services of the management team; our disclosure controls and procedures’ ability to prevent or detect errors or acts of fraud; the adequacy of our business continuity and disaster recovery plans; the effectiveness of our risk management framework; the impact of any expansion by us into new lines of business or new products and services; the impact of severe weather events and climate change on us and the communities we serve, including societal responses to climate change; increasing scrutiny and evolving expectations from customers, regulators, investors, and other stakeholders with respect to our environmental, social and governance practices; the chance of a prolonged economic downturn, especially one affecting our geographic market area; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the soundness of other financial institutions; U.S. government shutdowns, credit rating downgrades, or failure to increase the debt ceiling; fluctuations in the trust wealth management fees we receive as a result of investment performance; the impact of regulatory capital rules on our growth; changes in laws and regulations, including changes in cybersecurity or privacy regulations; restrictions on data collection and use; our compliance with the USA PATRIOT Act, Bank Secrecy Act, and other laws and regulations that could result in material fines or sanctions; changes in tax laws; limitations on our ability to pay dividends; TrustCo Realty Corp.’s ability to qualify as a real estate investment trust; changes in accounting standards; competition within our market areas; consumers and businesses’ use of non-banks to complete financial transactions; our reliance on third-party service providers; the impact of data breaches and cyber-attacks; the impact of a failure in or breach of our operational or security systems or infrastructure, or those of third parties; the impact of an unauthorized disclosure of sensitive or confidential client or customer information; the impact of interruptions in the effective operation of our computer systems; the impact of anti-takeover provisions in our organizational documents; the impact of the manner in which we allocate capital; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings. The forward-looking statements contained in this presentation represent TrustCo management’s judgment as of the date of this presentation. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.